UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2026

SOMNIGROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Ct. Suite 700
Dallas, Texas  75201
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	SGI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 26, 2026, Somnigroup International Inc., a Delaware corporation (the "Company") and Sparrow Unity Corporation, a Missouri corporation and a direct, wholly owned subsidiary of the Company ("Merger Sub"), consummated the previously announced acquisition of Leggett & Platt, Incorporated, a Missouri corporation ("Leggett & Platt"), pursuant to the Agreement and Plan of Merger dated as of April 13, 2026 (the "Merger Agreement"), by and among the Company, Merger Sub and Leggett & Platt. Under the Merger Agreement, Merger Sub merged with and into Leggett & Platt (the "Merger") with Leggett & Platt surviving and becoming a direct, wholly owned subsidiary of the Company (the "Surviving Corporation").

At the effective time of the Merger ("Effective Time"), each share of Leggett & Platt common stock, par value $0.01 per share, (the "Leggett & Platt common stock") issued and outstanding immediately prior to the Effective Time (other than shares of Leggett & Platt common stock held, directly or indirectly, by Leggett & Platt (as treasury shares or otherwise), any Leggett & Platt subsidiary, or by the Company or any Company subsidiary, in each case, immediately prior to the Effective Time, were automatically cancelled, and other than dissenting shares) was automatically converted into the right to receive 0.1455 shares (the "Exchange Ratio") of the Company's common stock, par value $0.01 per share, ("Somnigroup common stock"), with cash paid in lieu of any fractional shares, if applicable (the "Merger Consideration").

The Somnigroup common stock was registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the Company's registration statement on Form S-4 (File No. 333-296998), declared effective by the Securities and Exchange Commission (the "SEC") on July 9, 2026.

Pursuant to the Merger Agreement, as of the Effective Time, (i) each outstanding restricted share of Leggett & Platt common stock fully vested and was converted into the right to receive the Merger Consideration, (ii) each outstanding option to acquire shares of Leggett & Platt common stock (a "Leggett & Platt Option") was assumed by the Company and converted into an option to acquire shares of Somnigroup common stock (a "Somnigroup Option"), with the number of shares of Somnigroup common stock and exercise price per share of Somnigroup common stock adjusted based on the Exchange Ratio, (iii) each outstanding restricted stock unit award covering shares of Leggett & Platt common stock (a "Leggett & Platt RSU Award"), other than a Leggett & Platt RSU Award issued under Leggett & Platt's 2005 Executive Stock Unit Program (the "ESUP") and Leggett & Platt's Deferred Compensation Program (the "Deferred Compensation Program" and, together with the ESUP, the "Deferred Compensation Plans"), was assumed by the Company and converted into a restricted stock unit award with respect to shares of Somnigroup common stock (a "Somnigroup RSU Award"), with the number of shares of Somnigroup common stock adjusted based on the Exchange Ratio, (iv) each outstanding performance stock unit award covering shares of Leggett & Platt common stock (a "Leggett & Platt PSU Award") for which the performance period had not yet ended was assumed by the Company and converted into a Somnigroup RSU Award, with the number of shares of Somnigroup common stock determined assuming that the applicable performance metrics were settled at the maximum level of performance and adjusted based on the Exchange Ratio, (v) each outstanding Leggett & Platt PSU Award for which the performance period had ended was converted to the right to receive the Merger Consideration with respect to the number of shares of Leggett & Platt common stock earned based on actual performance achieved during the performance period, and (vi) each outstanding Leggett & Platt stock unit that tracked Leggett & Platt common stock held in participant accounts under the Deferred Compensation Plans were converted into notional cash investments based on the average closing price of Leggett & Platt common stock for the five trading days immediately prior to the closing date of the Merger. Any converted Somnigroup Option or Somnigroup RSU Award held by an individual who was not employed by or in service with Leggett & Platt or its subsidiaries at the Effective Time will be settled solely in cash based on the closing price of Somnigroup common stock on the applicable exercise or settlement date.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on April 13, 2026 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Following the completion of the Merger, $1.5 billion in aggregate principal amount of Leggett & Platt's 3.50% Senior Notes due 2027, 4.40% Senior Notes due 2029 and 3.50% Senior Notes due 2051 (collectively, the "Leggett & Platt Notes"), remain outstanding, in each case, under the applicable indenture pursuant to which such series of Leggett & Platt Notes was issued. Each series of Leggett & Platt Notes is payable in accordance with its original terms on the dates and in the manner provided for in such applicable indenture.

The indentures pursuant to which the Leggett & Platt Notes were issued have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act. The Company agrees to furnish a copy of such indentures to the Commission upon request

Item 7.01. Regulation FD Disclosure.

On August 26, 2026, the Company issued a press release announcing the closing of the Merger and a press release announcing the appointment of Tyson Hagale as President of Leggett & Platt. A copy of each press release is furnished herewith as Exhibits 99.1 and 99.2 and each press release is incorporated by reference into this Item 7.01.

The information disclosed pursuant to this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required to be filed under Item 9.01(a) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required to be filed under Item 9.01(b) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit	Description
2.1+
Agreement and Plan of Merger, dated April 13, 2026, by and among Somnigroup International Inc., Sparrow Unity Corporation and Leggett & Platt, Incorporated (filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K as filed on April 13, 2026).

99.1	Press Release dated August 26, 2026 titled "Somnigroup Completes Combination with Leggett & Platt".
99.2	Press Release dated August 26 titled "Somnigroup International Announces New President of Leggett & Platt".
104	Cover page interactive data file (embedded within the Inline XBRL document)

+ Pursuant to Item 601(a)(5) of Regulation S-K, schedules and similar attachments to this exhibit have been omitted because they do not contain information material to an investment or voting decision and such information is not otherwise disclosed in such exhibit. The Company will supplementally provide a copy of any omitted schedule or similar attachment to the U.S. Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 26, 2026

Somnigroup International Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer